TCW Galileo
Funds, Inc.

This prospectus tells you about the Class N shares of three of the separate investment funds offered by TCW Galileo Funds, Inc., (collectively the "Funds") each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Analyst Growth Fund
TCW Galileo Growth & Income Fund
TCW Galileo Health Sciences Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

November 1, 2000

LOGO

TABLE OF CONTENTS

General Fund Information
         Investment Objectives and Principal Strategies........................................................   3
         Principal Risks.......................................................................................   3
         Fund Expenses and Expense Example.....................................................................   5
TCW Galileo Analyst Growth Fund
         Investment Objectives/Approach........................................................................   7
         Main Risks............................................................................................   8
TCW Galileo Growth & Income Fund
         Investment Objectives/Approach........................................................................   9
         Main Risks............................................................................................  10
TCW Galileo Health Sciences Fund
         Investment Objectives/Approach........................................................................  12
         Main Risks............................................................................................  13

         Risk Considerations...................................................................................  14
         Management of the Funds...............................................................................  20
         Multiple Class Structure..............................................................................  21
Your Investment
         Account Policies and Services.........................................................................  22
         To Open an Account/To Add to an Account...............................................................  24
         To Sell or Exchange Shares............................................................................  25
         Distributions and Taxes...............................................................................  26
For More Information...........................................................................................  27

General Fund Information

Investment Objectives and Principal Strategies

TCW Galileo Funds, Inc.                  Investment Objectives                  Principal Investment Strategies
-----------------------                  ---------------------                  -------------------------------
TCW Galileo Analyst Growth Fund          Long-term capital appreciation         Invests in equity securities issued
                                                                                by companies that are believed to
                                                                                have superior growth prospects.

TCW Galileo Growth & Income Fund         Maximize current income and            Invests in high yield/below
                                         provide potential for capital          investment grade bonds and
                                         appreciation                           convertible securities.


TCW Galileo Health Sciences Fund         Long-term capital appreciation         Invests in equity securities of
                                                                                companies principally engaged in
                                                                                the development, production or
                                                                                distribution of products or
                                                                                services relating to "health sciences."

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

All of the Galileo Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as each Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

 .        MARKET RISK

         There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .        SECURITIES SELECTION RISK

         There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .        PRICE VOLATILITY

         There is the possibility that the value of a Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

 .        CONCENTRATION

         There is the possibility that because the Health Sciences Fund focuses its investments in the health sciences sector, its performance may be more negatively impacted by the health sciences sector's poor performance than a fund broadly invested over numerous sectors or industries.

         Each Fund may also be subject (in varying degrees) to the following risks:

 .        LIQUIDITY RISK

         There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. A Fund may be subject to liquidity risk because it invests primarily in securities of medium and small sized companies; high yield bonds; or foreign securities, which have all experienced periods of illiquidity.

 .        FOREIGN INVESTING RISK

         There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. A Fund that invests primarily in the assets of foreign companies or a portion of its assets in foreign company securities may be subject to foreign investing risk. If a Fund invests in "emerging markets," the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

 .        CREDIT RISK

         There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Growth & Income Fund may be subject to greater credit risk since it invests in high yield bonds, which are commonly referred to as "junk bonds."

 .        INTEREST RATE RISK

         There is the possibility that the value of Growth & Income Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on a Fund because it may hold securities with long terms to maturity.

 .        JUNK BONDS

         These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The Growth & Income Fund primarily invests in high yield/below investment grade bonds.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 14. Each of the Funds is non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, each Fund's exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The Funds do not have a full calendar year of performance. Thus, no bar charts or annual return tables are included for the Funds.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Funds have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

FEE TABLE

                                            Analyst            Growth &            Health
                                            Growth              Income            Sciences
                                             Fund                Fund               Fund
Shareholder Transaction Fees
1) Redemption Fees...................         None               None                None
2) Exchange Fees.....................         None               None                None
3) Contingent Deferred Sales Load....         None               None                None
4) Sales Load on Reinvested
   Dividends.........................         None               None                None
5) Sales Load on Purchases...........         None               None                None

Annual Fund Operating Expenses

    Management Fees..................        0.90%               0.75%              0.90%
    Distribution (12b-1) Fees........        0.25%               0.25%              0.25%
    Other Expenses...................        0.45%               0.42%              0.53%
    Total Annual Fund Operating......        1.60%/(1)/          1.42%/(2)/         1.68%/(3)/
        Expenses.....................

-------------------------------------

(1)      Estimated.  Fund has no operating history.
(2)      Estimated.  Fund has no operating history.
(3)      Estimated.  Fund has no operating history.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                            1 Year             3 Years
                                            ------             -------

Analyst Growth.....................           $163               $505

Growth & Income....................           $145               $449

Health Sciences....................           $171               $530

U.S. Equities

TCW Galileo Analyst Growth Fund

Investment Objectives/Approach

         The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests at least 65% of the value of its total assets in the equity securities of companies which are believed to have superior growth prospects.

         These equity securities include common and preferred stocks, convertible securities and rights or warrants to purchase common or preferred stock. The Fund may also invest in foreign securities listed on a U.S. exchange or in the form of depositary receipts such as ADRs.

Concepts to understand
----------------------

         Growth companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

         The Fund generally invests in a portfolio with at least 30 issuers selected by the TCW Equity Research Group. The TCW Equity Research Group provides comprehensive and in-depth knowledge about general markets and specific companies. The Fund will invest in the best ideas of each analyst in the TCW Equity Research Group. The Fund seeks to minimize sector and capitalization risk by diversifying across market sectors and market capitalization ranges.

         A company will be a sell candidate when fundamentals of the company deteriorate or if the company becomes overvalued.

         The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

         The Fund may engage in active trading of portfolio securities which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

         Brian M. Beitner is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest. The primary risks affecting this Fund are "price volatility," "liquidity risk," and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time that is most beneficial to the Fund. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     .        a lack of political or economic stability

     .        foreign controls on investment

     .        withholding taxes

     .        a lack of adequate company information

TCW Galileo Growth & Income Fund

Investment Objectives/Approach

         The Fund seeks to achieve above average total return by maximizing income and providing a potential for capital appreciation. The Fund seeks to achieve this objective by investing as least 65% of its total assets in high yield/below investment grade bonds, commonly known as "junk" bonds and convertible securities. The Fund may invest in foreign securities.

Concepts to understand
----------------------

Junk bonds are bonds that have a credit rating of BB or lower by rating agencies such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. These bonds are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these bonds, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds.

Junk bonds are considered to be mostly speculative in nature.

Convertible securities are corporate securities that are exchangeable for a set number of another form of security at a prestated price. They can be in the form of equity or debt.

         In managing the Fund's high yield investments, the Adviser places emphasis on securities at the lower-risk end of the below investment grade spectrum. These securities are issued by companies that the Adviser believes have stable to improving business prospects. The Adviser's approach with respect to high yield securities also emphasizes consistent and high current income. It attempts to reduce the Fund's high yield bond investment risk through diversification and by analysis of:

     .    each issuer

     . each issuer's ability to make timely payments of principal and interest

     .    broad economic trends and corporate developments

     The Adviser considers the following factors when determining which convertible securities to select:

     . the Adviser's own evaluations of the credit worthiness of the issuers of the securities

     .    the interest or dividend income generated by the securities

     . the potential for capital appreciation of the securities and the underlying common stocks

     . the protection against price declines relative to the underlying common stocks

     .    whether the securities have protection conditions

     .    the prices of the securities relative to other comparative securities

     .    the diversification of the Fund's investments

     .    the ratings assigned to the securities

          A company will be a sell candidate if, among other factors (i) fundamentals of the company deteriorate; (ii) the company fails to meet earnings expectations; or (iii) the company becomes overvalued.

         The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

         The Fund may engage in active trading of portfolio securities which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

         James M. Hassett, Kevin A. Hunter, Thomas D. Lyon, Mark D. Senkpiel and Melissa V. Weiler are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds and convertible securities. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Below investment grade securities are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a repayment problem by the issuer of these securities, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     .    a lack of political or economic stability

     .    foreign controls on investment and currency exchange rates

     .    withholding taxes

     .    a lack of adequate company information

The Fund holds convertible securities, which may go up or down in value, in accordance with moves in the convertible securities' underlying stock, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long term growth than most fixed income securities, stocks generally have higher short-term volatility.

TCW Galileo Health Sciences Fund

Investment Objectives/Approach

         The Fund seeks long-term capital appreciation. The Fund seeks to achieve this investment objective by investing at least 65% of the value of its total assets in the equity securities of companies throughout the world that are principally engaged in the development, production or distribution of products or services relating to the "health sciences". It is expected that the Fund will concentrate its investment in health science companies such as:

          . hospitals, clinical test laboratories, convalescent and mental health care facilities and home care businesses;

          . pharmaceutical companies and companies involved in biotechnology, medical diagnostics, biochemicals, and nuclear research and development;

          . companies that produce and manufacture medical, dental and optical supplies and equipment;

          .   companies that provide services to health care companies; and

          .   HMOs and other health insurance companies.

Concepts to understand
----------------------

          Concentration in a specific sector increases risk. A Fund that invests in a relatively small number of issuers or concentrates its investments in a particular industry or sector is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more broadly invested portfolio might be.

          Equity securities include common and preferred stocks, convertible securities and rights or warrants to purchase common or preferred stock. The Fund may invest in foreign securities.

          A company will become a sell candidate if, among other factors, the company fails to meet earnings expectations or a "pipeline" product fails.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active trading of portfolio securities which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

          Husam H. Nazer is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "concentration risk," "price volatility risk," "liquidity risk" and "foreign investing risk."

Concentration risk refers to the fact that the Fund is focused in the health services sector and is less broadly invested than stock funds investing in a wide range of industries, and therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. As a sector mutual fund that invests in health sciences companies, the Fund is subject to the risks associated with this industry sector. This makes the Fund more vulnerable to price changes of securities of issuers in health sciences related industries and factors that affect the health sciences sector than a mutual fund that invests in securities of companies in a variety of sectors.

Developments that could adversely affect the Fund's share price include:

- increased competition within the health care industry;

- changes in legislation or government regulations;

- reductions in government funding;

- product liability or other litigation; and

- the obsolescence of popular products.

The level of risk will be increased to the extent that the Fund has significant exposure to small or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in securities of companies in a variety of market sectors or larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized and small-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     .    a lack of political or economic stability

     .    foreign controls on investment

     .    withholding taxes

     .    a lack of adequate company information

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Exchange or other regulatory restrictions on trading volume can also affect price and liquidity.

                           Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage.

                           The Adviser may temporarily invest up to 100% of a Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk
-----------------------

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of a Fund's shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing
-----------------

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

                           As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                           Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

                           In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Fixed Income Securities
-----------------------

Fixed income securities are subject to two primary types of risk: credit risk and interest rate risk.

                           "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

                           The Funds may invest in convertible securities rated below investment grade. The Growth & Income Fund invests primarily in debt instruments and convertible securities rated below investment grade. Debt instruments that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

The Health Sciences Fund is also subject to "concentration risk". "Concentration risk" refers to focusing investment in the securities of industry-specific issuers that could produce more volatile performance and greater risk relative to mutual funds that invest in numerous sectors or industries. The more concentrated a fund's holdings are, the more likely it is that a sector's or industry's poor performance will hurt the fund significantly.

Concentration
-------------

Concentration means limiting investing to particular sectors or industries.

The Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of their assets in individual issuers than a diversified investment company.

                           To the extent each Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, a Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status
----------------------

Because a relatively higher percentage of the non-diversified Funds' assets may be invested in the securities of a limited number of issuers, these Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

The Funds may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes

European Economic and Monetary Union
------------------------------------

Many European countries have adopted or are in the process of adopting a single European currency referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by the Fund.

                           a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

                           Like other investment companies and business organizations, including the companies in which the Funds invests, the Funds could be adversely affected:
                           (i) if the euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of September 30, 2000, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $85 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of Funds, including a summary of each person's business experience during the past five years:

Portfolio Manager(s)             Business Experience During Last Five Years*

Analyst Growth Fund

Brian M. Beitner                 Managing Director, the Adviser, TCW Asset
                                 Management Company and Trust Company of the
                                 West since November 1998. Previously, Senior
                                 Vice President of Scudder Kemper Investments.

Growth & Income Fund

James M. Hassett                 Senior Vice President, the Adviser, TCW Asset
                                 Management Company and Trust Company of the
                                 West.

Kevin A. Hunter                  Managing Director, the Adviser, TCW Asset
                                 Management Company and Trust Company of the
                                 West.

Thomas D. Lyon                   Managing Director, the Adviser, TCW Asset
                                 Management Company and Trust Company of the
                                 West since November, 1997. Previously, he was
                                 Vice President -- Portfolio Management with
                                 Transamerica Investment Services.

Mark D. Senkpiel                 Managing Director, the Adviser, TCW Asset
                                 Management Company and Trust Company of the
                                 West since January 1996. Previously, he was an Investment Director of Allstate Insurance
                                 Company.


Melissa V. Weiler                Managing Director, the Adviser, TCW Asset
                                 Management Company and Trust Company of the
                                 West.

Health Sciences Fund

Husam H. Nazer                   Vice President, the Adviser, TCW Asset
                                 Management Company and Trust Company of the
                                 West.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

       Fund        Annual Management Fee (As Percent of Average Net Asset Value)
       ----        -------------------------------------------------------------
Analyst Growth                                    0.90%
Growth & Income                                   0.75%
Health Sciences                                   0.90%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

The Funds are authorized to issue two classes of shares, Institutional Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net asset of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for a Fund's shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds' Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent generally prior to 8:00 a.m. Eastern time on the next day. A Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds pursuant to procedures established by the Funds' Board.

Minimums

                    Initial             IRA                  Additional
All Funds           $ 2,000             $  500                  $  250

TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Automatic Investment Plan ($100 minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 .    amounts of $100,000 or more

 .    amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 .    requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem a Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $1,000 as a result of redemptions and or exchanges for six months or more, a Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts
------------------------

The Funds also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund's assets).

                           Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

 .    refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 .    change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 .    delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT                                              TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your New
Account Form and a check made payable to TCW
Galileo __________________________ Fund to:

Via Regular Mail                                                (Same except that you should include a note specifying
TCW Galileo Funds, Inc.                                         the Fund name, your account number, and the name(s)
DST Systems, Inc.                                               your account is registered in.)
P.O. Box 419951
Kansas City, MO 64141-6951

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

By Telephone

Please contact the Investor Relations Department at (800)
FUND TCW (386-3829) for a New Account Form.

Wire:  Have your bank send your investment to:                  (Same)

United Missouri Bank of Kansas City, N.A.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo _______________________
Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the Transfer Agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

 . your name(s) and signature(s) as they appear on the account form . your account number
 . the Fund name
 . the dollar amount you want to sell or exchange
 . how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services-Selling Shares").

Mail your letter of instruction to:

Via Regular Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

By Telephone

Be sure the Funds have your bank account information on file.
Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $2,000 or more.
Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

    To reach the Transfer Agent at DST Systems, Inc., call toll free in the U.S.

    (800) 248-4486
    Outside the U.S.
    (816) 843-7166 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of a Fund will be declared and paid annually. Each Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Statement of Additional Information and your tax adviser for further information.

FOR MORE INFORMATION
--------------------

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o DST System, Inc.,
P.O. Box 419951
Kansas City, MO 64141-6951

On the Internet:
TCW GALILEO FUNDS, INC.
www.tcwgalileofunds.com

You may visit the SEC's website at www.sec.gov to view text only versions of
                                   -----------
Fund documents filed with the SEC. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-6009 or by electronic request at the following e-mail address: www. publicinfo@sec.gov.

                        TCW Galileo Funds, Inc.

                        SEC file number: 811-7170

                        More information on the Funds is available free upon request, including the following:

                        Annual / Semi-Annual Report

                        Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' portfolio managers discussing recent market conditions, economic trends and Fund strategies.

                        Statement of Additional Information (SAI)

                        Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.